UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): March 19, 2008

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 19, 2008,  The Industrial Development Authority of the County of Pima (Pima Authority) issued and sold in a public offering for the benefit of Tucson Electric Power Company (TEP) $90,745,000 aggregate principal amount of tax-exempt industrial development revenue bonds (IDBs).  The proceeds of the sale of the IDBs were applied to redeem a corresponding principal amount of bonds previously issued by the Pima Authority for TEP’s benefit which TEP had repurchased in 2005. The repurchased bonds had remained outstanding under their indentures but were not reflected as debt on the balance sheets of TEP or UniSource Energy Corporation.  As holder of the repurchased bonds being redeemed, TEP received the payment of the redemption price and applied $75 million of such amount to repay revolving credit loans outstanding under TEP’s credit agreement.  TEP intends to apply the remaining amount to the payment, upon maturity or earlier redemption, of a portion of its $138 million, 7.5% collateral trust bonds, due August 1, 2008, and will redeem $10 million of the collateral trust bonds on May 16, 2008.

The IDBs bear interest at the rate of 6.375%, payable semi-annually on September 1 and March 1 of each year, commencing September 1, 2008, and mature on September 1, 2029.  The IDBs are payable solely from payments to be made by TEP pursuant to a loan agreement between TEP and the Pima Authority which was entered on March 19, 2008.  The loan agreement provides that the proceeds of the IDBs are deemed to have been loaned to TEP and that TEP agrees to repay such loan by making payments to the trustee for the IDBs in amounts and at times sufficient to make all payments on the IDBs.   TEP’s obligations under the loan agreement are unsecured.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

4(a)
Indenture of Trust, dated as of March 1, 2008, between The Industrial Development Authority of the County of Pima and U.S. Bank Trust National Association authorizing Industrial Development Revenue Bonds, 2008 Series A (Tucson Electric Power Company Project).

4(b)
Loan Agreement, dated as of March 1, 2008, between The Industrial Development Authority of the County of Pima and TEP relating to Industrial Development Revenue Bonds, 2008 Series A (Tucson Electric Power Company Project).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 24, 2008	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Chief Financial Officer

Date: March 24, 2008	TUCSON ELECTRIC POWER COMPANY —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Chief Financial Officer